ANNUAL REPORT
NASSAU LIFE SEPARATE
ACCOUNT D
December 31, 2019

NASSAU LIFE SEPARATE ACCOUNT D
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019
	Virtus KAR Capital Growth Series – Class A Shares
Assets:
Investments at fair value	$222,688
Total assets	$222,688
Total net assets	$222,688
Units outstanding	477
Investment shares held	6,466
Investments at cost	$111,805
	Unit Value	Units Outstanding
Nassau Life Separate Account D	$466.82	477
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE SEPARATE ACCOUNT D
STATEMENT OF OPERATIONS
For the period ended December 31, 2019
Virtus KAR Capital Growth Series – Class A Shares
Income:
Dividends	$-
Expenses:
Mortality and expense fees	1,636
Net investment income (loss)	(1,636)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	908
Realized gain distributions	8,303
Realized gain (loss)	9,211
Change in unrealized appreciation (depreciation) during the year	55,835
Net increase (decrease) in net assets from operations	$63,410
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE SEPARATE ACCOUNT D
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2019 and 2018
	Virtus KAR Capital Growth Series – Class A Shares
	2019	2018
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,636)	$(1,540)
Realized gains (losses)	9,211	21,695
Unrealized appreciation (depreciation) during the year	55,835	(34,435)
Net increase (decrease) in net assets from operations	63,410	(14,280)
Contract transactions:
Transfers for contract benefits and terminations	(5,022)	-
Contract maintenance charges	(215)	(198)
Net increase (decrease) in net assets resulting from contract transactions	(5,237)	(198)
Total increase (decrease) in net assets	58,173	(14,478)
Net assets at beginning of period	164,515	178,993
Net assets at end of period	$222,688	$164,515
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization
The Nassau Life Separate Account D (the “Separate Account”), is a separate account of Nassau Life Insurance Company (“NNY”, the Company, “we” or “us”). NNY is a wholly-owned subsidiary of The Nassau Companies of New York (“NCNY”), whose parent is Nassau Insurance Group Holdings G.P., LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NCNY is a privately held, wholly-owned subsidiary of Nassau, serving as its U.S. life and annuity platform.
NNY, formerly known as Phoenix Life Insurance Company and NCNY, formerly known as The Phoenix Companies, Inc. changed their names effective October 10, 2018 and November 13, 2018, respectively. Nassau, formerly known as Nassau Reinsurance Group Holdings L.P., changed its name effective October 5, 2018. The Separate Account, formerly known as Phoenix Life Separate Account D, changed its name effective December 6, 2018.
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on February 7, 1972. The Separate Account currently consists of one investment option (also known as a sub-account) that invests in shares of an underlying mutual fund of the Virtus Variable Insurance Trust (“VVIT”). The Separate Account invests in the Virtus KAR Capital Growth Series-Class A Shares of the VVIT (the “Fund”).
NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY's other asset and liabilities.
Note 2—Significant Accounting Policies
The financial statements have been prepared in accordance with US generally accepted accounting principles (“GAAP”). The Separate Account is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies of the Separate Account:
A.    Valuation of investments: Investments are made in the Fund and stated at fair value based on the reported net asset values of the Fund, which in turn value its investment securities at fair value.
The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.
Investments in Fund shares are valued using the reported net asset value of the Fund at the end of each New York Stock Exchange business day, as determined by the Fund. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2019.
B.    Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Fund are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.
C.    Income taxes: NNY is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and it together with the operations of the Separate Account are included in the consolidated federal income tax return of NCNY. NCNY is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2015. Under the current provisions of the Code, NNY does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this expectation, no

NASSAU LIFE SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
Note 2—Significant Accounting Policies (Continued)
charge is being made currently to the Separate Account for federal income taxes. NNY will periodically review the tax liability of the Separate Account in the event of changes in the tax law and may assess a charge in future years for any federal income taxes that would be applied against the Separate Account.
D.    Use of estimates: The preparation of financial statements in accordance with GAAP requires NNY management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

NASSAU LIFE SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
Note 3—Purchases and Proceeds from Sales of Investments
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2019 were as follows:
Investment Option	Purchases	Sales
Virtus KAR Capital Growth Series – Class A Shares	$8,303	$6,873
	$8,303	$6,873

NASSAU LIFE SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
Note 4—Changes in Units Outstanding
The changes in units outstanding were as follows:
	For the period ended December 31, 2019			For the period ended December 31, 2018
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Virtus KAR Capital Growth Series – Class A Shares	-	(12)	(12)	-	-	-

NASSAU LIFE SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2019, 2018, 2017, 2016, and 2015 follows:
	At December 31,			For the periods ended December 31,
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Virtus KAR Capital Growth Series – Class A Shares
2019	0*	466.82	223	-	0.80%	38.75%
2018	0*	336.44	165	-	0.80%	(8.00%)
2017	0*	365.69	179	-	0.80%	34.99%
2016	0*	270.91	133	-	0.80%	(1.66%)
2015	0*	275.47	135	-	0.80%	8.38%

*Amount is less than 500 units, $500 in net assets, .0005% of total return, or 0.005% of investment income ratio.
[1]The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the investment option from the mutual fund, net of expenses of the underlying fund, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the mutual fund in which the Investment Option invests.
[2]The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated through the end of the reporting period.

NASSAU LIFE SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
Note 6—Related Party Transactions and Charges and Deductions
Related Party Transactions
NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.
Charges and Deductions
NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.
Certain charges are deducted from the variable contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and Expense Fees” (“M&E Fees”) or “Administrative Fees” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:
A.    Contract Maintenance Charges
The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NNY for certain costs associated with maintenance. These expenses are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2019 and 2018 were $215 and $198, respectively. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:
Administration Charge – NNY will make deductions to cover administrative expenses at a maximum annual rate of $15 per contract.
Contract Surrender Charge – In accordance with terms of the contracts, NNY makes deductions for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary.
Other Charges – NNY may deduct other costs depending on the policy terms.
All of the above expenses are reflected as a redemption of units.
B.    Mortality and Expense Fees
NNY will make deductions at a maximum rate of 0.80% of the contract’s value for the mortality and expense cost risks, which NNY undertakes. These expenses are included in separate line item “Mortality and Expense Fees” in the accompanying statements of operations. The total aggregate expense for the period ended December 31, 2019 was $1,636. This expense is reflected as a reduction of unit values.
Note 7—Distribution of Net Income
The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner's overall value will increase as the individual sub-account value increases and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.
Note 8—Diversification Requirements
Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

NASSAU LIFE SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS
Note 8—Diversification Requirements (Continued)
NNY intends that the investment option shall comply with the diversification requirements.
Note 9—Other
Regulatory Matters
State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Internal Revenue Service (“IRS”) and other regulatory bodies regularly make inquiries of NCNY and NNY and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. It is believed that the outcome of any current known regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Separate Account beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.
Note 10—Mergers, Liquidations, and Name Changes
A.    Mergers
There were no mergers in 2018 or 2019.
B.    Liquidations
There were no liquidations in 2018 or 2019.
C.    Name Changes
There were no name changes in 2018 or 2019.
Note 11—Subsequent Events
We have evaluated events subsequent to December 31, 2019 and through the financial statement issuance date. Subsequent events requiring additional disclosure are as follows:
The Company is continuously monitoring the market and economic turbulence arising from COVID-19. It is too early for the Company to assess the impact of the pandemic on policyholder behavior and underwriting risks and the mid–to–long–term impact on the Company’s or the Separate Account’s investments. In light of the uncertainty as to the length or severity of this pandemic, the Company cannot reasonably estimate the full impact of the pandemic on its or the Separate Account’s operations and financial statements at this time, although it could be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nassau Life Insurance Company and
Contract Owners of the Nassau Life Separate Account D:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Virtus KAR Capital Growth Series – Class A Shares that comprises the Nassau Life Separate Account D (the Separate Account) as of December 31, 2019, the related statements of operations for the year then ended and changes in net assets for each of the years in the two year period then ended, and the related notes including the financial highlights in Note 5 for each of the years in the five year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of Virtus KAR Capital Growth Series – Class A Shares as of December 31, 2019, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent of the underlying mutual fund. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.
Hartford, Connecticut
April 29, 2020

NASSAU LIFE SEPARATE ACCOUNT D
Nassau Life Insurance Company
One American Row
Hartford, Connecticut 06103-2899
1851 Securities, Inc.
One American Row
Hartford, Connecticut 06102
Underwriter
Independent Registered Public Accounting Firm
KPMG LLP
1 Financial Plaza 755 Main Street, 11th Floor
Hartford, CT 06103

Nassau Life Insurance Company
PO Box 22012
Albany, NY 12201-2012
Not insured by FDIC/NCUSIF or any federal government agency.
No bank guarantee. Not a deposit. May lose value.
Nassau Life Insurance Company
A member of The Nassau Companies of New York
www.nsre.com
OL4265 © 2019 The Nassau Companies of New York	12-19